UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 27, 2020
(Date of earliest event reported)

Wells Fargo Commercial Mortgage Trust 2020-C55
(Central Index Key Number 0001799385)

(Exact name of issuing entity)

Wells Fargo Bank, National Association
(Central Index Key Number 0000740906)

Barclays Capital Real Estate Inc.

(Central Index Key Number 0001549574)

LMF Commercial, LLC (f/k/a Rialto Mortgage Finance, LLC)

(Central Index Key Number 0001592182)

Ladder Capital Finance LLC

(Central Index Key Number 0001541468)

Rialto Real Estate Fund IV – Debt, LP

(Central Index Key Number 0001788190)

Argentic Real Estate Finance LLC

(Central Index Key Number 0001624053)

(Exact name of sponsor as specified in its charter)

Wells Fargo Commercial Mortgage Securities, Inc.
(Central Index Key Number 0000850779)

(Exact name of registrant as specified in its charter)

North Carolina	333-226486-13	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street
Charlotte, North Carolina	28202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (704) 374-6161

Not Applicable

                      (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 8.01.	Other Events.

On February 27, 2020, Wells Fargo Commercial Mortgage Securities, Inc. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of February 1, 2020 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, of the Wells Fargo Commercial Mortgage Trust 2020-C55, Commercial Mortgage Pass-Through Certificates, Series 2020-C55.

The assets of the Issuing Entity include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Intercreditor Agreement (as defined in the Pooling and Servicing Agreement)	Intercreditor Agreement	Non-Serviced Servicing Agreement (if any)
Kings Plaza	4.8	4.2(1)
1633 Broadway	4.9	4.3
650 Madison Avenue	4.10	4.4
F5 Tower	4.11	4.5
ExchangeRight Net Leased Portfolio #31	4.12	4.5
One Stockton	4.13	N/A
Vernon Tower	4.14	N/A
Exchange on Erwin	4.15	4.5
4041 Central	4.16	4.6
Shoppes at Parma	4.17	4.7
(1)	The subject Whole Loan will be serviced under that certain pooling and servicing agreement, dated and effective as of February 1, 2020, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BBCMS Commercial Mortgage Trust 2020-C6, Commercial Mortgage Pass-Through Certificates, Series 2020-C6 until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-5, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), having an aggregate initial principal amount of $852,106,000, were sold to Wells Fargo Securities, LLC (“WFS”), Barclays Capital Inc. (“Barclays”), Drexel Hamilton, LLC (“Drexel Hamilton”) and Academy Securities, Inc. (“Academy” and, together in such capacity with WFS, Barclays and Drexel Hamilton, the “Underwriters”), pursuant to the underwriting agreement, dated as of February 7, 2020 and as to which an executed version is attached hereto as Exhibit 1.1, between the Registrant, the Underwriters and Wells Fargo Bank, National Association (“WFB”).

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibits 5, 8 and 23.

On February 27, 2020, the Registrant also sold the Class X-D, Class X-F, Class X-G, Class D, Class E, Class F, Class G, Class H-RR, Class V and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $110,725,711, to WFS, Barclays, Drexel Hamilton, and Academy (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of February 7, 2020, between the Registrant, the Initial Purchasers and WFB. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Public Certificates and the Private Certificates represent, in the aggregate, the entire beneficial ownership in Wells Fargo Commercial Mortgage Trust 2020-C55 (the “Issuing Entity”), a common law trust fund formed on February 27, 2020 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of sixty-six (66) commercial, multifamily and manufactured housing community mortgage loans (the “Mortgage Loans”). The Mortgage Loans were acquired by the Registrant from (i) WFB, pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of February 7, 2020, between the Registrant and WFB, (ii) Barclays Capital Real Estate Inc. (“BCREI”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of February 7, 2020, between the Registrant, BCREI and Barclays Capital Holdings Inc., (iii) LMF Commercial, LLC (“LMF”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of February 7, 2020, between the Registrant and LMF, (iv) Ladder Capital Finance LLC (“LCF”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of February 7, 2020, between the Registrant, LCF, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP and Series TRS of Ladder Capital Finance Holdings LLLP, (v) Rialto Real Estate Fund IV – Debt, LP (“RREF”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated as of February 7, 2020, between the Registrant and RREF, and (vi) Argentic Real Estate Finance LLC (“AREF”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated as of February 7, 2020, between the Registrant and AREF.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement and the Initial Purchasers, pursuant to the Certificate Purchase Agreement.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated February 10, 2020 and as filed with the Securities and Exchange Commission on February 27, 2020. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of February 10, 2020.

On February 27, 2020, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $852,106,000. The net proceeds of the offering to the Registrant of the issuance of the Certificates, after deducting expenses payable by the Registrant of $7,118,285, were approximately $949,557,822. Of the expenses paid by the Registrant, approximately $136,000 were paid directly to affiliates of the Registrant, $2,083,070 in the form of fees were paid to the Underwriters, $430,203 were paid to or for the Underwriters and $4,469,012 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-226486) was originally declared effective on September 10, 2018.

Credit Risk Retention

The Risk Retention Certificates (as defined in the Pooling and Servicing Agreement) were sold to RREF IV-D WFCM 2020-C55 MOA-HRR, LLC (a majority-owned affiliate of the Retaining Sponsor (as defined in the Pooling and Servicing Agreement)) for $6,970,185 (representing approximately 0.68% of the fair value of all Classes of Regular Certificates (as defined in the Pooling and Servicing Agreement), based on actual sale prices and finalized tranche sizes) pursuant to the Certificate Purchase Agreement. The VRR Interest (as defined in the Pooling and Servicing Agreement) representing no less than 4.34% of the Certificate Balance, Notional Amount or Percentage Interest, as applicable, of each Class of Regular Certificates. If the Retaining Sponsor had relied solely on retaining an “eligible horizontal residual interest” in order to meet the credit risk retention requirements of the Credit Risk Retention Rules with respect to this securitization transaction, it would have retained an eligible horizontal residual interest with an aggregate fair value dollar amount of approximately $51,243,226, representing 5.0% of the aggregate fair value, as of the Closing Date, of all Classes of Regular Certificates, excluding accrued interest.

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the preliminary prospectus dated February 4, 2020 and as filed with the Securities and Exchange Commission on February 4, 2020 under the heading “Credit Risk Retention” prior to the pricing of the Certificates and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair value set forth above in this paragraph.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)       Exhibits

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of February 7, 2020, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, Barclays Capital Inc., Drexel Hamilton, LLC and Academy Securities, Inc., as underwriters, and Wells Fargo Bank, National Association.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of February 1, 2020, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Pooling and Servicing Agreement, dated as of February 1, 2020, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, KeyBank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the Benchmark 2020-B16 Trust, Commercial Mortgage Pass-Through Certificates, Series 2020-B16.
Exhibit 4.3	Trust and Servicing Agreement, dated as of December 20, 2019, by and among GS Mortgage Securities Corporation II, as depositor, KeyBank, National Association, as servicer, Situs Holdings, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor, relating to the issuance of the BWAY 2019-1633, Commercial Mortgage Pass-Through Certificates, Series 2019-1633.
Exhibit 4.4	Trust and Servicing Agreement, dated as of December 8, 2019, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank, National Association, as servicer, LNR Partners, LLC, as special servicer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee, relating to the issuance of the MAD Commercial Mortgage Trust 2019-650M, Commercial Mortgage Pass-Through Certificates, Series 2019-650M.
Exhibit 4.5	Pooling and Servicing Agreement, dated as of February 1, 2020, by and among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the

BBCMS Mortgage Trust 2020-C6, Commercial Mortgage Pass-Through Certificates, Series 2020-C6.
Exhibit 4.6	Pooling and Servicing Agreement, dated as of December 1, 2019, by and among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the Commercial Mortgage Pass-Through Certificates, Series 2019-C18.
Exhibit 4.7	Pooling and Servicing Agreement, dated as of December 1, 2019, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Citibank, N.A., as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the Citigroup Commercial Mortgage Trust 2019-C7, Commercial Mortgage Pass-Through Certificates, Series 2019-C7.
Exhibit 4.8	Co-Lender Agreement, dated as of December 3, 2019, by and among JPMorgan Chase Bank, National Association, as Initial Note 1 Holder, Societe Generale Financial Corporation, as Initial Note 2 Holder and Wells Fargo Bank, National Association, as Initial Note 3 Holder, relating to the Kings Plaza Whole Loan.
Exhibit 4.9	Co-Lender Agreement, dated as of December 20, 2019, by and among Goldman Sachs Bank USA, as Initial Note A-1-S-1 Holder, Initial Note A-1-C-1 Holder –Initial Note A-1-C-7 Holder and Initial Note B-1 Holder, DBR Investments Co. Limited, as Initial Note A-2-S-1 Holder, Initial Note A-2-C-1 Holder – Initial Note A-2-C-7 Holder and Initial Note B-2 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-3-S-1 Holder, Initial Note A-3-C-1 Holder – Initial Note A-3-C-7 Holder and Initial Note B-3 Holder, and Wells Fargo Bank, National Association, as Initial Note A-4-S-1 Holder, Initial Note A-4-C-1 Holder – Initial Note A-4-C-7 Holder and Initial Note B-4 Holder, relating to the 1633 Broadway Whole Loan.
Exhibit 4.10	Agreement Between Noteholders, dated as of November 26, 2019, by and among Citi Real Estate Funding Inc., as Initial Note A-1 Holder, Initial Note A-4 Holder and Initial Note B-1 Holder, Goldman Sachs Bank USA, as Initial Note A-2 Holder, Initial Note A-5 Holder and Initial Note B-2 Holder, Barclays Capital Real Estate Inc., as Initial Note A-3 Holder, Initial Note A-6 Holder and Initial Note B-3 Holder, and BMO Harris Bank N.A., as Initial Note A-7 Holder and Initial Note B-4 Holder relating to the 650 Madison Avenue Whole Loan.
Exhibit 4.11	Co-Lender Agreement, dated as of February 19, 2020, by and among Barclays Capital Real Estate Inc., as Initial Note A-1-A Holder and Initial Note B-1 Holder, Barclays Bank PLC, as Initial Note A-1-B Holder and Initial Note A-1-C Holder, and DBR Investments Co. Limited, as Initial Note A-2 Holder and Initial Note B-2 Holder, relating to the F5 Tower Whole Loan.

Exhibit 4.12	Agreement Between Note Holders, dated January 27, 2020, by and between Barclays Capital Real Estate Inc., as Initial Note A-1 Holder and Barclays Capital Real Estate Inc., as Initial Note A-2 Holder, relating to the ExchangeRight Net Leased Portfolio #31.
Exhibit 4.13	Agreement Between Note Holders, dated as of February 4, 2020, by and between Barclays Capital Real Estate Inc., as Initial Note A-1 Holder, Barclays Capital Real Estate Inc., as Initial Note A-2 Holder and Barclays Capital Real Estate Inc., as Initial Note A-3 Holder, relating to the One Stockton Whole Loan.
Exhibit 4.14	Co-Lender Agreement, dated as of January 27, 2020, by and between BSPRT CMBS Finance, LLC, as Note A-1 Holder, and BSPRT CMBS Finance, LLC, as Note A-2 Holder, relating to the Vernon Tower Whole Loan.
Exhibit 4.15	Agreement Between Note Holders, dated January 27, 2020, by and between Barclays Capital Real Estate Inc., as Initial Note A-1 Holder and Barclays Capital Real Estate Inc., as Initial Note A-2 Holder, relating to the Exchange on Erwin Whole Loan.
Exhibit 4.16	Agreement Between Note Holders, dated as of December 20, 2019, by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder, and Wells Fargo Bank, National Association, as Initial Note A-2 Holder, relating to the 4041 Central Whole Loan.
Exhibit 4.17	Co-Lender Agreement, dated as of November 27, 2019, between Teubor TRS II LLC, as Initial Note A-1-A Holder, Teubor TRS II LLC, as Initial Note A-2-A Holder, and Teubor TRS II LLC, as Initial Note A-3-A Holder, relating to the Shoppes at Parma Whole Loan.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated February 27, 2020.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated February 27, 2020 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated February 10, 2020.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of February 7, 2020, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of February 7, 2020, between Barclays Capital Real Estate Inc., as seller, Barclays Capital Holdings Inc. and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of February 7, 2020, between LMF Commercial, LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of February 7, 2020, Ladder Capital Finance LLC, as seller, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated as of February 7, 2020, between Rialto Real Estate Fund IV – Debt, LP, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.6	Mortgage Loan Purchase Agreement, dated as of February 7, 2020, between Argentic Real Estate Finance LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 27, 2020	WELLS FARGO COMMERCIAL MORTGAGE
SECURITIES, INC.
(Registrant)

	By:	/s/ Anthony J. Sfarra
		Name:	Anthony J. Sfarra
		Title:	President